Exhibit 99.2

Contact:  Mark A. Steinkrauss, Vice President, Corporate Relations

(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations

(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS FIRST-QUARTER 2007 OPERATING RESULTS

CHICAGO — June 19, 2007 — Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,156.6 million for the first quarter of 2007, up 9 percent from $1,059.1 million for the comparable period one year ago.  The company recorded operating income of $142.8 million during the quarter compared to $107.2 million.  Net income and diluted earnings per share were $219.3 million and $1.85, respectively, compared to net income and diluted earnings per share of $35.9 million and $0.31, respectively, for the comparable period one year ago.

Highlights

TDS expects to file its Form 10-K for the year ended Dec. 31, 2006 and its Form 10-Q for the quarter ended March 31, 2007 with the Securities and Exchange Commission (SEC) later today.    With these filings, TDS will be current with all of its filings with the SEC.

•                  The total number of U.S. Cellular customers increased 6 percent year over year to 5,973,000.  The number of retail customers increased 7 percent to 5,377,000.

•                  U.S. Cellular average monthly revenue per unit (ARPU) increased 5 percent to $48.69.

•                  U.S. Cellular service revenues grew 12 percent to $860.6 million.

•                  U.S. Cellular data revenues grew 71 percent to $77.6 million, 9 percent of service revenues.

•                  TDS Telecom equivalent access lines (ILEC and CLEC) increased 2 percent to 1,219,600.

•                  TDS Telecom digital subscriber line customers (ILEC and CLEC) increased 41 percent to 160,600.

A company spokesman noted U.S. Cellular had an excellent first quarter with 12 percent revenue growth, strong retail net additions, a 5.5 percent improvement in ARPU and continued low postpay churn of 1.5 percent.  U.S. Cellular reported full first quarter operating results on May 15, 2007.

Additionally, the spokesman noted that digital subscriber line customers, at TDS Telecom, were up 41 percent.  Growing digital subscriber lines supports TDS Telecom’s objective of positioning itself as the preferred broadband provider in its markets.  TDS Telecom has been aggressively bundling DSL with other popular service offerings such as satellite television and long distance services, an effective tactic for building and maintaining a long customer relationship.

Guidance for the year ended Dec. 31, 2007 is as follows.  There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2007 guidance as of June 19, 2007 is as follows:
Net Retail Customer Additions	375,000 - 425,000
Service Revenues	Approx. $3.5 billion
Operating Income	$375 - $425 million
Depreciation, Amortization & Accretion	Approx. $615 million
Capital Expenditures	$600 - $615 million

TDS Telecom (ILEC and CLEC) operations 2007 guidance as of June 19, 2007 is as follows:
Operating Revenues	$850 - $900 million
Operating Income	$130 - $150 million
Depreciation and Amortization	$155 million
Capital Expenditures	$110 - $130 million

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. As of March 31, 2007, the company employed 11,600 people and served 7.2 million customers/units in 36 states.

About U.S. Cellular

As of March 31, 2007, U.S. Cellular Corporation, the nation’s sixth-largest wireless service carrier, employed 8,000 associates and provided wireless service to 6 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support, and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate material weaknesses; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS:  www.teldta.com                                                                         TDS Telecom: www.tdstelecom.com

USM: www.uscellular.com

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	56,048	55,543	55,543	55,543	55,164
All customers -
Customer units	5,973,000	5,815,000	5,729,000	5,704,000	5,633,000
Gross customer unit activations	459,000	389,000	365,000	347,000	434,000
Net customer unit activations	152,000	86,000	25,000	48,000	151,000
Market penetration (1)	10.7%	10.5%	10.3%	10.3%	10.2%
Retail customers -
Customer units	5,377,000	5,225,000	5,127,000	5,099,000	5,029,000
Gross customer unit activations	397,000	375,000	353,000	331,000	380,000
Net customer unit activations	146,000	98,000	28,000	49,000	122,000

Cell sites in service	6,004	5,925	5,726	5,583	5,438
Average monthly revenue per unit (2)	$48.69	$48.15	$47.93	$46.54	$46.17
Retail service revenue per unit (2)	$42.69	$42.21	$41.75	$40.92	$40.77
Inbound roaming revenue per unit (2)	$2.33	$2.34	$2.55	$2.28	$2.12
Long-distance/other revenue per unit (2)	$3.67	$3.60	$3.63	$3.34	$3.28
Minutes of use (MOU) (3)	783	749	725	719	658
Postpay churn rate per month (4)	1.5%	1.5%	1.6%	1.5%	1.5%
Marketing cost per gross customer unit addition (5)	$426	$511	$496	$503	$412
Construction Expenditures (000s)	$109,700	$158,400	$152,800	$151,400	$117,200

(1)                      Market penetration is calculated using 2006 Claritas population estimates for all periods of 2007 and 2005 Claritas estimates for all periods of 2006. “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations (without duplication of population in overlapping markets). The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless Services, Inc. are not included in the total population counts for any period.

(2)                      Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$860,583	$831,663	$821,820	$791,705	$769,222
Components:
Retail service revenue during quarter	$754,515	$729,072	$715,896	$696,079	$679,256
Inbound roaming revenue during quarter	$41,268	$40,354	$43,806	$38,745	$35,344
Long-distance/other revenue during quarter	$64,800	$62,237	$62,118	$56,881	$54,622

Divided by average customers during quarter (000s)	5,892	5,757	5,716	5,670	5,554
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$48.69	$48.15	$47.93	$46.54	$46.17
Retail service revenue per unit	$42.69	$42.21	$41.75	$40.92	$40.77
Inbound roaming revenue per unit	$2.33	$2.34	$2.55	$2.28	$2.12
Long-distance/other revenue per unit	$3.67	$3.60	$3.63	$3.34	$3.28

(3)                      Average monthly local minutes of use per customer (without roaming).

(4)                      Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)                      This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s first quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
TDS Telecom
ILEC:
Access line equivalents (1)	763,400	757,300	752,100	747,500	742,300
Access lines	610,300	616,500	622,700	628,600	632,100
Dial-up Internet service accounts	71,100	77,100	82,200	86,800	90,800
Digital Subscriber Lines (DSL) customers	118,000	105,100	94,100	84,000	75,300
Long Distance customers	343,800	340,000	335,100	331,300	327,100
Construction Expenditures (000s)	$16,100	$39,400	$27,000	$29,700	$17,100
CLEC:
Access line equivalents (1)	456,200	456,200	452,900	450,900	449,200
Dial-up Internet service accounts	10,200	10,200	11,000	11,800	13,500
Percent of access lines on-switch	94.4%	93.0%	92.6%	92.2%	91.7%
Digital Subscriber Lines (DSL) customers	42,600	42,100	41,000	39,900	38,500
Construction Expenditures (000s)	$2,500	$5,700	$4,500	$4,400	$2,700

(1)                      Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended March 31,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2007	2006	Amount	Percent
Operating Revenues
U.S. Cellular	$934,674	$836,376	$98,298	11.8%
TDS Telecom	217,622	219,009	(1,387)	(0.6%)
All Other (1)	4,261	3,692	569	15.4%
	1,156,557	1,059,077	97,480	9.2%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	676,894	624,338	52,556	8.4%
Depreciation, amortization and accretion	149,257	142,025	7,232	5.1%
	826,151	766,363	59,788	7.8%
TDS Telecom
Expenses excluding depreciation and amortization	140,196	140,404	(208)	(0.1%)
Depreciation and amortization	39,905	40,230	(325)	(0.8%)
	180,101	180,634	(533)	(0.3%)
All Other (1)
Expenses excluding depreciation and amortization	5,360	4,185	1,175	28.1%
Depreciation and amortization	2,148	711	1,437	N/M
	7,508	4,896	2,612	53.3%

Total Operating Expenses	1,013,760	951,893	61,867	6.5%
Operating Income (Loss)
U.S. Cellular	108,523	70,013	38,510	55.0%
TDS Telecom	37,521	38,375	(854)	(2.2%)
All Other (1)	(3,247)	(1,204)	(2,043)	N/M
	142,797	107,184	35,613	33.2%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	23,696	19,805	3,891	19.6%
Interest and dividend income	16,196	11,483	4,713	41.0%
Fair value adjustment of derivative instruments	255,870	30	255,840	N/M
Interest (expense)	(57,801)	(58,532)	731	1.2%
Other income (expense)	(2,224)	(927)	(1,297)	N/M
	235,737	(28,141)	263,878	N/M
Income (Loss) Before Income Taxes and Minority Interest	378,534	79,043	299,491	N/M
Income tax expense	141,238	32,342	108,896	N/M
Income (Loss) Before Minority Interest	237,296	46,701	190,595	N/M
Minority share of income	(17,971)	(10,704)	(7,267)	(67.9%)
Net Income (Loss)	219,325	35,997	183,328	N/M
Preferred dividend requirement	(13)	(51)	38	N/M
Net Income (Loss) Available to Common	$219,312	$35,946	$183,366	N/M

Basic Weighted Average Common Shares Outstanding (000s)	116,837	115,741	1,096	0.9%
Basic Earnings (Loss) Per Share	$1.88	$0.31	$1.57	N/M

Diluted Weighted Average Common Shares Outstanding (000s)	118,383	116,327	2,056	1.8%
Diluted Earnings (Loss) Per Share	$1.85	$0.31	$1.54	N/M

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	March 31,	December 31,
	2007	2006
Current Assets
Cash and cash equivalents	$1,176,403	$1,013,325
Marketable equity securities	1,611,464	1,205,344
Accounts receivable from customers and other	487,749	520,167
Materials and supplies, at average cost	113,477	128,981
Other current assets	75,008	105,267
	3,464,101	2,973,084

Investments
Licenses	1,528,307	1,520,407
Goodwill	653,671	647,853
Customer lists	23,983	26,196
Marketable equity securities	933,791	1,585,286
Investments in unconsolidated entities	218,874	197,636
Other investments	10,928	11,073
	3,369,554	3,988,451

Property, Plant and Equipment, net
U.S. Cellular	2,599,842	2,628,848
TDS Telecom	900,075	920,350
Other	32,389	32,188
	3,532,306	3,581,386

Other Assets and Deferred Charges	53,978	56,593

Total Assets	$10,419,939	$10,599,514

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	March 31,	December 31,
	2007	2006
Current Liabilities
Current portion of long-term debt	$1,082,594	$741,325
Derivative Liability	358,193	359,970
Notes payable	60,000	35,000
Accounts payable	267,883	294,932
Customer deposits and deferred revenues	153,979	141,164
Accrued taxes	46,937	38,324
Accrued compensation	48,951	72,804
Deferred taxes	345,548	236,397
Other current liabilities	157,842	164,815
	2,521,927	2,084,731

Deferred Liabilities and Credits
Net deferred income tax liability	811,127	950,348
Derivative Liability	142,209	393,776
Other deferred liabilities and credits	389,536	369,045
	1,342,872	1,713,169

Long-term Debt	2,283,793	2,620,609

Minority Interest in Subsidiaries	631,372	609,722

Preferred Shares	860	863

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,993,730	1,992,597
Treasury Shares, at cost
Common Shares	(183,677)	(187,103)
Special Common Shares	(179,118)	(187,016)
Accumulated other comprehensive income	386,748	522,113
Retained earnings	1,620,173	1,428,570
	3,639,115	3,570,420

Total Liabilities and Stockholders’ Equity	$10,419,939	$10,599,514

BALANCE SHEET HIGHLIGHTS

MARCH 31, 2007

(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$189,856	$371,413	$615,134	$—	$1,176,403
	Affiliated cash investments	—	645,955	—	(645,955)	—
	Marketable equity securities	240,792	63,470	1,307,202	—	1,611,464
	Notes receivable—affiliates	—	—	284,582	(284,582)	—
		$430,648	$1,080,838	$2,206,918	$(930,537)	$2,787,867

	Licenses, goodwill and customer lists	$2,017,480	$401,452	$(212,971)	$—	$2,205,961
	Marketable equity securities	4,436	4,177	925,178	—	933,791
	Investment in unconsolidated entities	171,040	3,623	49,742	(5,531)	218,874
	Other investments	4,512	3,040	3,376	—	10,928
		$2,197,468	$412,292	$765,325	$(5,531)	$3,369,554

	Property, Plant and
	Equipment, net	$2,599,842	$900,075	$32,389	$—	$3,532,306

Notes payable:	external	$60,000	$—	$—	$—	$60,000
	cash management	—	—	645,955	(645,955)	—
	intercompany	—	284,582	—	(284,582)	—
		$60,000	$284,582	$645,955	$(930,537)	$60,000

	Forward contracts:
	Current portion	$159,856	$41,182	$878,589	$—	$1,079,627
	Non-current portion	—	—	650,816	—	650,816
	Total	$159,856	$41,182	$1,529,405	$—	$1,730,443

	Long-term Debt:
	Current portion	$—	$474	$2,493	$—	$2,967
	Non-current portion	1,001,953	3,478	627,546	—	1,632,977
	Total	$1,001,953	$3,952	$630,039	$—	$1,635,944

	Preferred Shares	$—	$—	$860	$—	$860

	Construction expenditures:
	Quarter ended 3/31/07	$109,729	$18,638	$2,599		$130,966

TDS Telecom Highlights

Three Months Ended March 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2007	2006	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$49,642	$50,552	$(910)	(1.8)%
Network access and long-distance	85,258	89,257	(3,999)	(4.5)%
Miscellaneous	22,692	21,217	1,475	7.0%
	157,592	161,026	(3,434)	(2.1)%
Operating Expenses
Network operations	49,097	46,079	3,018	6.5%
Customer operations	17,233	18,535	(1,302)	(7.0)%
Corporate expenses	24,626	25,512	(886)	(3.5)%
Depreciation and amortization	34,046	33,576	470	1.4%
	125,002	123,702	1,300	1.1%

Operating Income	$32,590	$37,324	$(4,734)	(12.7)%

Competitive Local Exchange Carrier Operations
Revenues	$61,350	$59,495	$1,855	3.1%

Expenses excluding depreciation and amortization	50,560	51,790	(1,230)	(2.4)%
Depreciation and amortization	5,859	6,654	(795)	(11.9)%
	56,419	58,444	(2,025)	(3.5)%

Operating Income	$4,931	$1,051	$3,880	N/M

Intercompany revenues	$(1,320)	$(1,512)	$192	N/M
Intercompany expenses	(1,320)	(1,512)	192	N/M
	—	—	—

Total TDS Telecom Operating Income	$37,521	$38,375	$(854)	(2.2)%

N/M - Percentage change not meaningful.